EXHIBIT 31

                                  CERTIFICATION

I, Robert Rosner, certify that:

1.     I have reviewed this quarterly report on Form 10-QSB of Wataire International, Inc. for the period ended December 31, 2006;

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.     The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

     a)  Designed such disclosure controls and procedures, or caused such           disclosure controls and procedures to be designed under my           supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

     b)

Evaluated the effectiveness of the small business issuer's           disclosure controls and procedures and presented in this report our           conclusions about the effectiveness of the disclosure controls and           procedures, as of the end of the period covered by this report           based on such evaluation; and

     c)   Disclosed in this report any change in the small business issuer's           internal control over financial reporting that occurred during the           small business issuer's most recent fiscal quarter (the small           business issuer's fourth fiscal quarter in the case of an annual           report) that has materially affected, or is reasonably likely to           materially affect, the small business issuer's internal control           over financial reporting; and

5.   The small business issuer's other certifying officer and I have disclosed, based on my most recent evaluation of internal control over financial reporting,

to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

     a)   All significant deficiencies and material weaknesses in the design           or operation of internal control over financial reporting which are           reasonably likely to adversely affect the small business issuer's           ability to record, process, summarize and report financial           information; and

     b)  Any fraud, whether or not material, that involves management or           other employees who have a significant role in the small business           issuer's internal control over financial reporting.

Date:  February 14, 2007

                                   By: /s/  Robert Rosner

                                   -------------------------------

                                   Robert Rosner,

                                   Chief Executive Officer